Exhibit 99.1

Press Release

3D Systems Corporation

333 Three D Systems Circle

Rock Hill, SC 29730

www.3dsystems.com

NYSE:DDD

Investor Contact:  investor.relations@3dsystems.com

Media Contact:  press@3dsystems.com

3D Systems Announces Preliminary Third Quarter 2024 Revenue Results

•	Preliminary third quarter 2024 revenue to be approximately $113 million*

•	Q3 materials grew 10% year-over-year and 9% sequentially, offset by declines in printer revenues driven by continued macro-related pressures on capital spending*

•

Record year of product innovation and regulatory approvals supporting future growth in key markets such as Dental, Personalized Healthcare, Aerospace & Defense. This positions the company for exciting future revenue growth as the economy normalizes

•	Management expects to release and discuss complete third quarter 2024 results the week of November 25, 2024

*	The preliminary financial data above and below remains subject to the company’s close process. Accordingly, actual results may differ from the anticipated results shown.

ROCK HILL, South Carolina, November 13, 2024 – 3D Systems (NYSE:DDD) today announced preliminary revenue results and provided a business update for third quarter 2024.

For third quarter 2024, the Company expects revenues of approximately $112.9 million, a $10.9 million decrease from third quarter 2023 revenue of $123.8 million, driven primarily by a continuation of macroeconomic factors negatively impacting hardware systems, partially offset by strong materials growth. Additionally, third quarter revenues were negatively affected by customer delays in the closing of certain key transactions, which were not fully completed until early in fourth quarter 2024.

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Commenting on preliminary third quarter 2024 revenue results, Dr. Jeffrey Graves, president and CEO of 3D Systems said, “As we review our third quarter performance, it’s clear that we are continuing to navigate through a challenging operating environment particularly related to new hardware systems sales. However, operations of our installed base, which is the largest in the world, remains very robust, driving strong materials utilization. Revenue from consumable materials grew 10% compared to the third quarter of 2023, and 9% sequentially from second quarter levels. Top-line performance in our industrial markets reflects the timing shift of a few significant orders that subsequently closed early in the fourth quarter. In this regard, despite not recognizing the benefit from these transactions in our third quarter results, we are encouraged by our strengthening opportunity pipeline and growing momentum in key markets, such as our Personalized Healthcare business, which delivered nearly 20% growth from the third quarter for the prior year.”

Dr. Graves continued, “Having sustained our investment in R&D during this challenging period, we are making considerable progress across our technology roadmap, which is the broadest in the industry, with a strong focus on innovation and attainment of critical scale in markets we view as key to future profitable growth. By maintaining our core R&D and application development momentum, we have set the stage to capitalize on the pent-up demand we expect to see in the near future. Over the last few weeks, we’ve validated our industry prowess for key healthcare applications, securing FDA clearances for multi-material, monolithic jetted dentures, which are expected to drive exciting growth in our dental business, and the new TOTAL ANKLE Patient-Matched Guides to further expand our offerings in orthopedic surgical planning and execution. Next week, our industry leading portfolio will be on full display at Formnext, the largest global additive manufacturing conference of the year, showcasing a full suite of new printers and materials that continue to drive new applications in high criticality markets like medical devices, investment casting, energy, automotive, aerospace and defense.”

Dr. Graves concluded, “We are executing against our previously announced restructuring plans to support a rigid framework to drive operational efficiency and cost reduction, while preserving critical R&D to lead the future of the additive manufacturing industry. Many of these actions are positively impacting our business, in line with our operating expense expectations for the quarter, and serve as the foundation for improvement going forward. We are diligently focused on continuing to reduce operating expenses and manage working capital to drive sustainable profitability, cash generation and enhanced shareholder value in the quarters ahead.”

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Delayed Form 10-Q Filing

3D Systems will delay the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and file a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission, which extends the deadline to file the Form 10-Q. The delay in filing was caused by the need for an interim valuation of goodwill and long-lived assets, triggered by recent performance of the company’s stock and market volatility as of September 30, 2024. This evaluation is normally conducted in the fourth quarter and so represented additional unplanned efforts for its completion in the third quarter. It has no impact on the company’s operations.

Third Quarter 2024 Financial Results Timing The Company expects to release third quarter 2024 financial results the week of November 25, 2024.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

About 3D Systems

More than 35 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction—empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in healthcare and industrial markets such as medical and dental, aerospace & defense, automotive, and durable goods. More information on the company is available at www.3dsystems.com.

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